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                                                                    Exhibit 99.9

                           CARNIVAL DEED OF GUARANTEE

This Deed of Guarantee ("Guarantee") is made on [.], 2003 between Carnival Corporation ("Carnival") and P&O Princess and is made for the benefit of each Creditor.

BACKGROUND

Under the Implementation Agreement referred to below, Carnival has agreed with P&O Princess to enter into this Guarantee in respect of certain obligations of P&O Princess (including, without limitation, guarantees by P&O Princess of certain obligations of Principal Debtors).

THIS DEED WITNESSES as follows:

1.       Definitions and Interpretation

1.1      Definitions

         In this Guarantee:

         "Business Day" shall have the meaning given in the Equalization and Governance Agreement;

         "Creditor" means any Person to whom or to which any Obligation is owed;

         "Equalization and Governance Agreement" means the Agreement headed "Equalization and Governance Agreement" entered into between P&O Princess and Carnival as of even date with this Guarantee;

         "Existing Obligation" means, in relation to:

               (a)  any agreement or exclusion referred to in Clause 4; or

               (b)  any termination of this Guarantee; or

               (c)  any amendment to this Guarantee,

         any Obligation incurred before, or arising out of any credit or similar facility (whether committed or uncommitted) available for use at, the time at which the relevant agreement, exclusion, termination or amendment becomes effective;

         "Group" means, in relation to Carnival or P&O Princess, such company and its Subsidiaries from time to time;

         "Implementation Agreement" means the Agreement headed "Offer and Implementation Agreement" entered into between P&O Princess and Carnival, dated as of 8 January 2003;

         "Obligation" means:

               (a) any contractual monetary obligation (whether primary or secondary (and including, for the avoidance of doubt, any guarantee of the

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                       contractual monetary obligations of any Principal
                       Debtor)) incurred by P&O Princess after the date of this Guarantee; and

               (b) any other obligation of any kind which may be agreed in writing between Carnival and P&O Princess (in their absolute discretion) after the date of this Guarantee (in which case a note of such Obligation will be appended as an exhibit to this Guarantee), other than, in each case, any obligation:

               (i) to the extent that (without reference to the effect of this Guarantee) it is covered by the terms of any policy of insurance (or any indemnity in the nature of insurance) of which P&O Princess (or, where relevant, the Principal Debtor) has the benefit and which is in full force and effect;

               (ii) explicitly guaranteed in writing by Carnival (otherwise than under this Guarantee) or for which Carnival agrees in writing to act as co-obligor or co-issuer;

               (iii) where the arrangement under which the obligation was or is incurred, or the terms of issue of the obligation, explicitly provided or provide(s) that the obligation is not to be an Obligation within the meaning of this Guarantee, or where the Creditor has explicitly agreed or explicitly agrees that the obligation is not to be an Obligation within the meaning of this Guarantee;

               (iv) owed to Carnival or to any Subsidiary or Subsidiary Undertaking of Carnival or to any of the Subsidiaries or Subsidiary Undertakings of P&O Princess;

               (v) of P&O Princess under or in connection with the P&O Princess Guarantee or any other guarantee by P&O Princess of any obligation of Carnival or any Subsidiary or Subsidiary Undertaking of Carnival;

               (vi) excluded from the scope of this Guarantee as provided in Clause 4 (Exclusion Of Certain Obligations) or Clause 5 (Termination);

               (vii) of P&O Princess incurred under any instrument or agreement existing on or prior to the date of this Guarantee; or

               (viii) of P&O Princess under a guarantee to the extent that the guaranteed obligation of the Principal Debtor is not a contractual monetary obligation and/or is of a type referred to in any of paragraphs (i) to (vii) of this definition;

         "Person" includes an individual, company, corporation, firm, partnership, joint venture, association, trust, state or agency of a state (in each case, whether or not having a separate legal personality);

         "P&O Princess" means P&O Princess Cruises plc, whose registered office at the date of this Guarantee is 77 New Oxford Street, London, WC1A lPP, United Kingdom;

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         "P&O Princess Guarantee" means the deed of guarantee entered into by
         P&O Princess on or about the date of this Guarantee pursuant to the Implementation Agreement;

         "Principal Debtor" means, at any time, any Person any of whose obligations are at that time guaranteed by P&O Princess;

         "Relevant Creditor" has the meaning given in Clause 3.1;

         "Subsidiary" means, with respect to Carnival or P&O Princess, any entity, whether incorporated or unincorporated, in which such company owns, directly or indirectly, a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the directors or other persons performing similar functions, or the management and policies of which such company otherwise has the power to direct; and

         "Subsidiary Undertaking" has the meaning as defined in section 258 of the Companies Act 1985 (an Act of Parliament).

1.2      Interpretation

         Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

         (A)  The singular includes the plural and conversely.

         (B)  One gender includes all genders.

         (C) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

         (D) A reference to a person includes a body corporate, an unincorporated body or other entity and conversely.

         (E)  A reference to a Clause is to a Clause of this Guarantee.

         (F) A reference to any agreement or document is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this Guarantee.

         (G) A reference to any legislation (including any listing rules of a stock exchange or voluntary codes) or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

         (H) A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

         (I) Mentioning anything after include, includes, or including does not limit what else might be included. Where particular words are following by general words, the general words are not limited by the particular.

         (J) Reference to a body other than Carnival or P&O Princess (including any government agency), whether statutory or not:

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         (i)  which ceases to exist; or

         (ii) whose powers or functions are transferred to another body,

         is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

     (K) All references to time are to the local time in the place where the relevant obligation is to be performed (or right exercised).

2.   Effect Of This Guarantee

     This Guarantee shall take effect as a deed and it is intended that each Creditor severally shall be entitled to benefit from the terms of this Guarantee pursuant to the terms of the Contracts (Rights of Third Parties) Act 2001 save that the parties hereto shall be entitled to make any variation or rescission of its terms, in accordance with its terms (including, without limitation, pursuant to Clause 4), without the consent of any Creditor or of any third party.

3.   Guarantee and Indemnity

3.1 Subject to the terms of this Guarantee, Carnival unconditionally and irrevocably undertakes and promises to P&O Princess that it shall, as a continuing obligation, make to the Creditor to whom or to which it is owed (the "Relevant Creditor") the proper and punctual payment of each Obligation if for any reason P&O Princess does not make such payment on its due date. If for any reason P&O Princess does not make such payment on its due date, Carnival shall pay the amount due and unpaid to the Relevant Creditor upon written demand upon Carnival by the Relevant Creditor. In this Clause 3, references to the Obligations include references to any part of them.

3.2 The obligations of Carnival under this Guarantee shall be continuing obligations and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account.

3.3 For the avoidance of doubt, nothing in this Guarantee shall require, bind or oblige Carnival to fulfil any non-monetary Obligation of P&O Princess of any kind.

3.4 In the event that Carnival is required to make any payment to any Creditor pursuant to Clause 3.1 and/or 3.11 and does make such payment, P&O Princess unconditionally and irrevocably agrees by way of a full indemnity to reimburse Carnival in respect of such payments.

3.5  A demand may not be made under this Guarantee without:

     (A) a demand first having been made by the Relevant Creditor on P&O Princess; and/or

     (B) to the extent, if any, that the terms of the relevant Obligation of P&O Princess (or the underlying obligation of the relevant Principal Debtor) require such recourse, recourse first being had to any other Person or to any security.

3.6 Unless otherwise provided in this Guarantee, the liabilities and obligations of Carnival under this Guarantee shall remain in force notwithstanding any act, omission, neglect, event or matter which would not affect or discharge the liabilities of P&O Princess

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     owed to the Relevant Creditor. Without prejudice to its generality, the foregoing shall apply in relation to:

     (A) anything which would have discharged Carnival (wholly or in part) but not P&O Princess;

     (B) anything which would have offered Carnival (but not P&O Princess) any legal or equitable defence; and

     (C) any winding-up, insolvency, dissolution and/or analogous proceeding of, or any change in constitution or corporate identity or loss of corporate identity by, P&O Princess or any other Person.

3.7 Section 3(2) and (4) of the Contracts (Rights of Third Parties) Act 2001 shall not apply to this Guarantee and accordingly:

          (A) In respect of any claim against Carnival by a Creditor, Carnival shall not have available to it by way of defence or set off any matter that arises from or in connection with this Guarantee, and which would have been available to Carnival by way of defence or set-off if the proceedings had been brought against Carnival by P&O Princess.

          (B) Carnival shall not have available to it by way of defence or set-off any matter that would have been available to it by way of defence or set-off against the Creditor if the Creditor had been a party to this Guarantee.

          (C) Carnival shall not have available to it by way of counterclaim any matter not arising from this Guarantee that would have been available to it by way of counterclaim against the Creditor if the Creditor had been a party to this Guarantee.

3.8 Any discharge or release of any liabilities and obligations of Carnival under this Guarantee, and any composition or arrangement which Carnival may effect with any Creditor in respect of any such liabilities or obligations, shall be deemed to be made subject to the condition that it will be void to the extent that any or all of the payment or security which the Creditor may previously have received or may thereafter receive from any Person in respect of the relevant Obligations is set aside or reduced under any applicable law or proves to have been for any reason invalid.

3.9 Without prejudice to the generality of this Clause 3, and to Clause 3.10 in particular, none of the liabilities or obligations of Carnival under this Guarantee shall be impaired by any Creditor:

     (A) agreeing with P&O Princess any variation of or departure from (however substantial) the terms of any Obligation and any such variation or departure shall, whatever its nature, be binding upon Carnival in all circumstances; or

     (B) releasing or granting any time or any indulgence whatsoever to P&O Princess.

3.10 Despite anything else in this Guarantee (including Clause 3.9), no variation of or departure from the terms of any Obligation (or any underlying obligation of any Principal Debtor) agreed with P&O Princess or any Principal Debtor, as applicable, after termination of this Guarantee or exclusion of that Obligation shall be binding on

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     Carnival (or extend its liabilities and obligations under this Guarantee)
     except to the extent, if any, that:

     (A) Carnival explicitly agrees in writing to that variation or departure at the same time as P&O Princess or that Principal Debtor; or

     (B)  it reduces Carnival's obligations or liability under this Guarantee.

3.11 As a separate, additional and continuing obligation, Carnival unconditionally and irrevocably agrees that, should any Obligation not be recoverable from Carnival under Clause 3.1 as a result of the Obligation becoming void, voidable or unenforceable against P&O Princess, Carnival undertakes with P&O Princess that it will, as a sole, original and independent obligor, make payment of the Obligation to the Relevant Creditor by way of a full indemnity on the due date provided for payment by the terms of the Obligation.

3.12 Carnival shall, if requested by P&O Princess, (i) enter into agreements to act as a co-issuer or co-borrower with respect to any Obligation of P&O Princess or (ii) execute and deliver a separate guarantee agreement of any Obligation of P&O Princess, in each case, on terms satisfactory to Carnival and P&O Princess. If Carnival enters into such agreements with respect to any Obligation of P&O Princess, Carnival and P&O Princess may agree that such Obligation shall be excluded from the scope of this Guarantee in accordance with Clause 4.

4.   Exclusion Of Certain Obligations

4.1 Subject to Clauses 4.2 and 4.3, Carnival and P&O Princess may at any time agree that obligations of a particular type, or a particular obligation or particular obligations, incurred after the time at which such exclusion becomes effective shall be excluded from the scope of this Guarantee (and shall not be "Obligations" for the purpose of this Guarantee) with effect from such future time (being at least 3 months after the date on which notice of the relevant exclusion is given in accordance with Clause 8.2 or, where the Obligation is a particular obligation, at least 5 Business Days, or such shorter period as the relevant Creditor may agree, after the date on which notice of the relevant exclusion is given in accordance with Clause 4.5) as they may agree.

4.2 No such agreement or exclusion shall be effective with respect to any Existing Obligation.

4.3 No such agreement or exclusion shall be effective unless and until Carnival and P&O Princess enter into a supplemental deed specifying the relevant exclusion and the time at which it is to become effective.

4.4 Notice of any such exclusion of obligations of a particular type, of the time at which such exclusion is to become effective, and of the date of the related supplemental deed shall be given in accordance with Clause 8.2.

4.5 Notice of any such exclusion of a particular obligation and of the time at which it is to become effective shall be given to the relevant Creditor in writing addressed to that Creditor at the last address of that Creditor known to Carnival and shall be effective when delivered to that address. It shall not be necessary for the related supplemental deed to have been entered into before that notice is sent, nor for the notice to state the date of the related supplemental deed.

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5.   Termination

5.1 Subject to Clause 5.3, this Guarantee shall automatically terminate if, and with effect from, the same time as:

     (A) the Equalization and Governance Agreement terminates or otherwise ceases to have effect; or

     (B) the P&O Princess Guarantee terminates or otherwise ceases to have effect.

5.2 Subject to Clause 5.3, Carnival may at any time terminate this Guarantee by giving notice under Clause 8.2 with effect from such future time (being at least 3 months after the date on which such notice of termination is given) as it may determine. Subject to the next sentence, no such termination under this Clause 5.2 shall be effective unless P&O Princess agrees to such termination before such notice is given. However, such termination shall not require the agreement of P&O Princess if:

     (A) Carnival has given notice of the proposed termination of this Guarantee in accordance with Clause 8.2; and

     (B) prior to the date set out in such notice, a resolution is passed or an order is made for the liquidation of P&O Princess.

5.3 No such termination shall be effective with respect to any Existing Obligation.

5.4 Notice of any automatic termination under Clause 5.1, and of the time at which it became effective, shall be given in accordance with Clause 8.2 within 10 Business Days of such termination.

6.   Amendments

6.1 Subject to Clause 6.2, Carnival and P&O Princess may at any time amend this Guarantee by giving notice under Clause 8.2 with effect from such future time (being at least 3 months after the date on which notice of such amendment is given) as they may determine.

6.2  No such amendment shall be effective with respect to any Existing
     Obligation.

6.3 No such amendment shall be effective unless and until Carnival and P&O Princess enter into a supplemental deed specifying the relevant amendment and the time at which it is to become effective.

6.4 Notice of any such amendment, of the time at which it is to become effective, and of the date of the related supplemental deed shall be given in accordance with Clause 8.2.

7.   Currency

7.1 All payments to be made under this Guarantee shall be made in the currency or currencies in which the Obligations are expressed to be payable by P&O Princess.

7.2 If, under any applicable law, whether as a result of a judgment against Carnival or P&O Princess or the liquidation of Carnival or P&O Princess or for any other reason, any payment under or in connection with this Guarantee is made or is recovered in a

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     currency (the "other currency") other than that in which it is required to be paid under the terms of the relevant Obligation (the "agreed currency") then, to the extent that the payment to the Creditor (when converted at the rate of exchange on the date of payment, or in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable law) falls short of the amount due and unpaid in respect of that Obligation, Carnival undertakes with P&O Princess that it shall, as a separate and independent obligation, fully indemnify the Creditor against the amount of the shortfall, and for the purposes of this Clause 7, "rate of exchange" means the spot rate at which the Creditor is able on the relevant date to purchase the agreed currency with the other currency.

8.   Notices

8.1 Any notice to or demand upon Carnival under this Guarantee shall be in writing addressed to it at its principal place of business in the U.S.A. for the time being (marked for the attention of the Chief Financial Officer, with a copy sent to the General Counsel and Secretary) and shall be effective when delivered to that principal place of business.

8.2 Any notice to or demand upon P&O Princess under this Guarantee shall be in writing addressed to it at its principal place of business in the U.S.A. for the time being (marked for the attention of the Chief Financial Officer, with a copy sent to the General Counsel and Secretary) and shall be effective when delivered to that principal place of business.

8.3 Any notice by Carnival under Clause 4.4, 5.4 or 6.4 shall be given by advertisements in the Financial Times (London Edition) and the Wall Street Journal (but, if at any time Carnival determines that advertisement in such newspaper(s) is not practicable, the relevant advertisement shall instead be published in such other newspaper(s) circulating generally in the United Kingdom or the U.S.A., as the case may be, as Carnival shall determine). Any such notice shall be deemed given on the date of publication in such newspaper in the United Kingdom or the U.S.A., as the case may be (or, where such advertisements are published on different dates, on the later of such dates).

8.4 The original counterparts of this Guarantee and of any related supplemental deeds shall be kept at, respectively, the principal place of business in the U.S.A. for the time being of Carnival and the principal place of business in the U.S.A. for the time being of P&O Princess and shall be available for inspection there on reasonable notice during the normal business hours of that office.

9.   General

9.1  Prohibition and Enforceability

     Any provision of, or the application of any provision of, this Guarantee which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

9.2  Further Assurances

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         Carnival and P&O Princess shall take all steps, execute all documents and do everything reasonably required to give effect to their rights, liabilities and obligations contemplated by this Guarantee.

9.3      No Novation

         Neither Carnival nor P&O Princess may novate any of their rights, liabilities or obligations under this Guarantee, in whole or in part.

9.4      Counterparts

         This Guarantee may be executed in any number of counterparts. All counterparts taken together will be taken to constitute one and the same instrument.

10.      Law and Jurisdiction

10.1 This Guarantee shall be governed by and construed in accordance with the laws of the Isle of Man.

10.2 Any legal action or proceeding arising out of or in connection with this Guarantee shall be brought exclusively in the courts of England.

10.3 Carnival and P&O Princess irrevocably submit to the jurisdiction of such courts and waive any objection to proceedings in any such court on the ground of venue or on the ground that the proceedings have been brought in an inconvenient forum.

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IN WITNESS WHEREOF

EXECUTED as a DEED by                          )
CARNIVAL CORPORATION                           )
acting by [.] [and [.]] [who, in               )
accordance with the laws of the                )     ...........................
territory in which Carnival Corporation        )     ...........................
is incorporated, is/are] acting under          )     (Authorised signatory(ies))
the authority of Carnival Corporation

EXECUTED as a DEED by                          )
P&O PRINCESS CRUISES PLC                       )
acting by two of its directors/a director and  )
secretary                                      )

                                        Director

                                Director/Secretary

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                                                                     AGREED FORM


                  DATED                                    2003
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                     CARNIVAL CORPORATION DEED OF GUARANTEE

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